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                                                                    Exhibit 4.20

                             INTERCREDITOR AGREEMENT

                  INTERCREDITOR AGREEMENT dated as of March 27, 2003 by and among (i) the lenders identified on the signature pages hereof as revolving credit lenders (such revolving credit lenders, together with successor revolving credit lenders under the Revolving Credit (as defined below), are referred to hereinafter each individually as a "Revolver Lender" and collectively as the "Revolver Lenders"), and BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois ("Bank One"), as administrative agent and collateral agent for the Revolver Lenders (Bank One, NA, in such capacity, and any successor agent in such capacity, the "Revolver Agent"), (ii) the lenders identified on the signature pages hereof as bank term lenders (such bank term lenders, together with successor lenders of the Bank Term Loans (as defined below), are referred to hereinafter each individually as a "Bank Term Lender" and collectively as the "Bank Term Lenders"), and BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, as administrative agent and collateral agent for the Bank Term Lenders (Bank One, NA, in such capacity, and any successor agent in such capacity, the "Bank Term Agent"), (iii) the institutional investors identified on the signature pages hereof as institutional investors (such institutional investors, together with successor holders of the Institutional Investor Notes (as defined below), are referred to hereinafter each individually as an "Institutional Investor" and collectively as the "Institutional Investors"), and U.S. Bank National Association, as collateral agent for the Institutional Investors (US Bank, in such capacity, and any successor agent in such capacity, the "Collateral Agent"). The Revolving Lenders, the Bank Term Lenders and the Institutional Investors are referred to collectively as the "Secured Parties" and individually as a "Secured Party". The Revolver Agent, the Bank Term Agent and the Collateral Agent are referred to collectively as the "Agents" and each individually as an "Agent".

         In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.  RECITALS

         Section 1.1. Bank Loan Agreement; Revolving Credit. Pursuant to that certain Loan and Security Agreement of even date among the Obligors, the Revolver Lenders, the Bank Term Lenders and Bank One, in its capacity as the Revolver Agent and the Bank Term Agent (such agreement as hereafter amended, supplemented, restated or modified from time to time in compliance with Section
6.2 hereof, the "Bank Loan Agreement"), the Revolver Lenders have agreed, severally and not jointly, subject to the terms and conditions set forth therein, to establish in favor of the Borrowers a revolving line of credit to fund ongoing working capital needs of the Obligors (the "Revolving Credit"), and to make loans to the Borrowers under the Revolving Credit and to issue letters of credit (collectively, the "Revolver Loans"), all as set forth in the Bank Loan Agreement, such Revolving Loans to be evidenced by the promissory notes of the Borrowers (such notes, as hereafter amended, supplemented, restated or modified from time to time in compliance with Section 6.2 hereof, the "Revolver Notes" and each individually a "Revolver Note").

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         Section 1.2. Bank Loan Agreement; Bank Term Loans. Pursuant to the Bank
Loan Agreement, the Bank Term Lenders have agreed, severally and not jointly, subject to the terms and conditions set forth therein, to make on the date hereof $61,084,905.66 aggregate principal amount of floating rate Term Loans A and $26,415,094.33 aggregate principal amount of fixed rate Term Loans B to the Borrowers (collectively, the "Bank Term Loans"), such Bank Term Loans to be evidenced by the promissory notes of the Borrowers (such notes, as hereafter amended, supplemented, restated or modified from time to time in compliance with
Section 6.2 hereof, the "Bank Term Notes" and each individually a "Bank Term Note").

         Section 1.3. Note Agreement; Institutional Investor Notes. Pursuant to a Note, Guaranty and Security Agreement of even date among the Obligors, the Institutional Investors and the Collateral Agent (such agreement, as hereafter amended, supplemented, restated or modified from time to time in compliance with
Section 6.2 hereof, the "Note Agreement"), the Borrowers have agreed to issue and sell to the respective Institutional Investors $31,415,094 aggregate principal amount of fixed rate Term Notes A and $13,584,906 aggregate amount of fixed rate Term Notes B (such notes, as hereafter amended, supplemented, restated or modified from time to time in compliance with Section 6.2 hereof, collectively, the "Institutional Investor Notes" and each individually an "Institutional Investor Note").

         Section 1.4. Security Documents. Pursuant to the Bank Loan Agreement and the other Loan Documents (as defined in the Bank Loan Agreement), as security for the Revolver Obligations, the Obligors are granting the Revolver Agent on behalf of the Revolver Lenders senior security interests, mortgages, pledges and liens on and in the Shared Collateral (the Bank Loan Agreement and the other Loan Documents, to the extent they relate to the grant of security for the Revolver Obligations, as amended, supplemented, restated or modified from time to time in compliance with Section 6.2 hereof, the "Revolver Security Documents"). Pursuant to the Bank Loan Agreement and the other Loan Documents (as defined in the Bank Loan Agreement), as security for the Bank Term Obligations, the Obligors are granting the Bank Term Agent on behalf of the Bank Term Lenders junior security interests, mortgages, pledges and liens on and in the Shared Collateral (the Bank Loan Agreement and the other Loan Documents, to the extent they relate to the grant of security for the Bank Term Obligations, as amended, supplemented, restated or modified from time to time in compliance with Section 6.2 hereof, the "Bank Term Security Documents"). Pursuant to the Note Agreement and the other Note Documents (as defined in the Note Agreement), as security for the Institutional Investor Obligations, the Obligors are granting the Collateral Agent on behalf of the Institutional Investors junior security interests, mortgages, pledges and liens on and in the Shared Collateral (the Note Agreement and the other Note Documents, to the extent they relate to the grant of security for the Institutional Investor Obligations, as amended, supplemented, restated or modified from time to time in compliance with Section
6.2 hereof, the "Institutional Investor Security Documents") The Bank Term Security Documents, the Institutional Investor Security Documents and the Revolver Security Documents are referred to collectively as the "Security Documents").

         Section 1.5. No Other Security Documents. Each of the parties hereto represents and warrants to one another that it has not entered into any agreement or arrangement other than as set forth in Section 1.4 pursuant to which any of the Obligors or any other Person has granted to such party any additional security or guaranties of any kind with respect to any of the Secured Obligations.

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SECTION 2.  DEFINITIONS

         For purposes of this Agreement, the following terms have the following respective meanings:

                  "Affiliate" of any Person shall mean any other Person which, directly or indirectly, controls or is controlled by or is under common control with such first-mentioned Person, or any individual, in the case of a Person who is an individual, who has a relationship by blood, marriage or adoption to such first-mentioned Person not more remote than first cousin, and, without limiting the generality of the foregoing, shall include (i) any Person beneficially owning or holding 10% or more of any class of voting equity interests of such first-mentioned Person or (ii) any Person of which such first-mentioned Person owns or holds 10% or more of any class of voting equity interests. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person.

                  "Bankruptcy Code" means, as applicable, (i) the United States Bankruptcy Code, (ii) the Bankruptcy and Insolvency Act (Canada) or (iii) the Companies' Creditors Arrangement Act (Canada), or any similar legislation in a relevant jurisdiction, in each case as in effect from time to time.

                  "Bank Term Documents" shall mean the Bank Loan Agreement, the Bank Term Notes, the Bank Term Security Documents and any other Loan Document (as defined in the Bank Loan Agreement), in each case only to the extent the Bank Loan Agreement and such other Loan Document relates to the Bank Term Loans.

                  "Bank Term Obligations" shall mean (without duplication) the principal of and interest (including Post Petition Interest) on the Bank Term Loans, and all fees and other amounts (other than principal and interest) due to the Bank Term Lenders or the Bank Term Agent (but only in their respective capacities as Bank Term Lenders or Bank Term Agent, and not in their respective capacities as Revolver Lenders or the Revolver Agent) under the Bank Loan Agreement, the Bank Term Notes and the Bank Term Security Documents.

                  "Borrower" shall mean each of the entities identified as a Borrower on the signature pages of the form of acknowledgement attached hereto as Schedule II.

                  "Borrowing Base Collateral" shall mean Accounts, Inventory and Cash Collateral, as such terms are defined in the Bank Loan Agreement, and the products and proceeds thereof, all books and records (written or electronic) related exclusively thereto, and all cash and Cash Equivalents subject to the Senior Liens; provided that "Borrowing Base Collateral" shall not include any Account or portion thereof that is generated or arising solely from the sale or disposition of any Real Property Collateral, Equipment or General Intangibles, as such terms are defined in the Bank Loan Agreement.

                  "Collection Expenses" shall mean, with respect to any Recovery, the reasonable costs, fees and expenses directly related to effecting such Recovery, including all reasonable costs, fees and expenses of agents, appraisers, attorneys, and the Agents.

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                  Event of Default" shall mean any Event of Default under the
Bank Loan Agreement or the Note Agreement.

                  "Guarantees" shall mean any guarantees issued by any Person in respect of all or any portion of the Secured Obligations, all as such guaranties may be amended, supplemented, restated or modified from time to time in compliance with Section 6.2 hereof.

                  "Guarantor" shall mean each of the entities identified as a guarantor on the signature pages of the form of acknowledgement attached hereto as Schedule II.

                  "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                  "Institutional Investor Documents" shall mean the Note Agreement, the Institutional Investor Notes, the Institutional Investor Security Documents and any other Note Document (as defined in the Note Agreement).

                  "Institutional Investor Obligations" shall mean (without duplication) the principal of and interest (including Post Petition Interest) on the Institutional Investor Notes, and all fees and other amounts (other than principal and interest) due to the Institutional Investors or the Collateral Agent under the Note Agreement, the Institutional Investor Notes and the Institutional Investor Security Documents.

                  "Inventory Location" means any Real Property Collateral (other than (a) locations leased by an Obligor, (b) unused locations and (c) facilities leased by the Obligors to franchisees) at which Inventory comprising a part of the Shared Collateral is located.

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, lien (statutory or otherwise), preference, priority, security interest, chattel mortgage or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property and any lease having substantially the same effect as any of the foregoing.

                  "Lien Enforcement Action" means (i) any action to foreclose on any Lien in any Shared Collateral, (ii) any action to take possession of, sell or otherwise realize (judicially or non-judicially) upon any Shared Collateral (including, without limitation, by setoff or notification of account debtors), and/or (iii) the commencement of any legal proceedings to facilitate any of the actions described in (i) and (ii) above.

                  "Material Obligor" means any Obligor or subsidiary thereof having assets, individually or on a consolidated basis with such Obligor and subsidiaries, with a book or market value in excess of $1,000,000 in the aggregate.

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                  "Notice Institutional Investor" means Connecticut General Life
Insurance Company or such other Person designated by the Required Institutional Investors from time to time.

                  "Obligor" means any of the Borrowers or Guarantors.

                  "Post Petition Interest" shall mean, with respect to an obligation of a Person, interest that accrues on such obligation after the commencement of an Insolvency Proceeding with respect to such Person (or that would accrue but for the commencement of such proceeding), whether or not allowed as a claim in such Insolvency Proceeding.

                  "Priority Event" means any of the following: (i) an acceleration or demand for payment of all of the Revolver Obligations by the Revolver Agent during the continuance of an Event of Default, (ii) an acceleration or demand for payment of all of the Bank Term Obligations by the Bank Term Agent during the continuance of an Event of Default, (iii) an acceleration or demand for payment of all of the Institutional Investor Obligations by the Required Institutional Investors during the continuance of an Event of Default, (iv) the occurrence of an Event of Default under Section 8.5 or 8.6 of the Bank Loan Agreement in respect of a Material Obligor, (v) the delivery of any Remedies Notice in accordance with this Agreement and, if delivered pursuant to Section 3.3(b)(ii) or (iii), the expiration of the related Standstill Period, or (vi) the initiation of any Lien Enforcement Action by any Agent or Secured Party.

                  "Priority Revolver Obligations" shall mean the Revolver Obligations other than Unpermitted Advances.

                  "Prohibited Bank Term Loan Amendments" shall mean any amendment, modification or waiver the effect of which would be to (i) increase the outstanding principal balance of the Bank Term Obligations (other than through the conversion of pay in kind interest to additional principal on the terms provided in the Bank Loan Agreement and the Bank Term Notes as in effect on the date hereof), (ii) increase the margin or rate of interest or change the basis of calculation of interest on the Bank Term Obligations other than (x) increases in rates pursuant to section 2.6(c) of the Bank Loan Agreement (as in effect on the date hereof) during the continuance of an Event of Default, and
(y) increases or changes automatically occurring under the "most favored nation" provisions of the Bank Loan Agreement (Section 2.17), (iii) increase any existing fee or premium under the Bank Term Obligations or change the basis of calculation of any such existing fee or premium or add any new fee or premium under the Bank Term Obligations, in each case other than increases, changes or additions automatically occurring under the "most favored nation" provisions of the Bank Loan Agreement (Section 2.17), (iv) change the scheduled or required or optional dates of payment of principal, interest, premium or fees under the Bank Term Documents, (v) change the order of priority of payment and application of payments to the Bank Term Obligations under the Bank Term Documents, (vi) amend any existing representation, warranty, covenant or Event of Default under the Bank Term Documents so as to make it more burdensome or add any new representation, warranty, covenant or Event of Default under the Bank Term Documents, (vii) change the required percentage or number of Bank Term Lenders required under the Bank Term Documents to approve amendments or waivers under the Bank Term Documents or add requirements for the consent of other Persons to approve amendments or waivers under the Bank

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Term Documents or (viii) to the extent related to any of the above, amend or add any defined term under the Bank Term Documents.

                  "Prohibited Institutional Investor Amendments" shall mean any amendment, modification or waiver the effect of which would be to (i) increase the outstanding principal balance of the Institutional Investor Obligations (other than through the conversion of pay in kind interest to additional principal on the terms provided in the Note Agreement and the Institutional Investor Notes as in effect on the date hereof), (ii) increase the rate of interest or change the basis of calculation of interest on the Institutional Investor Obligations other than (x) increases in rates pursuant to section 2.6 of the Note Agreement (as in effect on the date hereof) during the continuance of an Event of Default, and (y) increases or changes automatically occurring under the "most favored nation" provisions of the Note Agreement (Section 2.2),
(iii) increase any existing fee or premium under the Institutional Investor Obligations or change the basis of calculation of any such existing fee or premium or add any new fee or premium under the Institutional Investor Obligations, in each case other than increases, changes or additions automatically occurring under the "most favored nation" provisions of the Note Agreement (Section 2.2), (iv) change the scheduled or required or optional dates of payment of principal, interest, premium or fees under the Institutional Investor Documents, (v) change the order of priority of payment and application of payments to the Institutional Investor Obligations under the Institutional Investor Documents, (vi) amend any existing representation, warranty, covenant or Event of Default under the Institutional Investor Documents so as to make it more burdensome or add any new representation, warranty, covenant or Event of Default under the Institutional Investor Documents, (vii) change the required percentage or number of Institutional Investors required under the Institutional Investor Documents to approve amendments or waivers under the Institutional Investor Documents or add requirements for the consent of other Persons to approve amendments or waivers under the Institutional Investor Documents, or
(viii) to the extent related to any of the above, amend or add any defined term under the Institutional Investor Documents.

                  "Prohibited Revolver Amendments" shall mean any amendment, modification or waiver the effect of which would be to (i) add any class of assets to the Borrowing Base calculation set forth in Section 2.1(a) (or any successor section) of the Loan Agreement or increase any of the advance rates set forth in clauses (x)(i), (x)(ii)(A) or (B) or (x)(iii) of Section 2.1(a) (or any successor section) of the Bank Loan Agreement to more than 90%, 55%, 90% or 100%, respectively, (ii) increase the Maximum Revolver Amount to more than $40,000,000 or the Minimum Liquidity to more than the then applicable amount specified in the definition of "Required Liquidity" in the Bank Loan Agreement,
(iii) alter the terms of Section 2.2(c) or 2.4 (or any successor sections) of the Bank Loan Agreement, (iv) alter Section 2.3(c) (or any successor section) of the Bank Loan Agreement to increase the maximum amount of Agent Advances or
Section 2.3(g) (or any successor section) of the Bank Loan Agreement to increase the maximum amount of Optional Overadvances, (v) change the scheduled or required or optional dates of payment of principal, interest, premium or fees under the Revolver Documents, (vi) change the order of priority of payment and application of payments to the Revolver Obligations under the Revolver Documents, (vii) amend any existing representation, warranty, covenant or Event of Default under the Revolver Documents so as to make it more burdensome or add any new representation, warranty, covenant or Event of Default under the Revolver Documents, (viii) change the required percentage or number of Revolver Lenders required under

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the Revolver Documents to approve amendments or waivers under the Revolver
Documents or add requirements for the consent of other Persons to approve amendments or waivers under the Revolver Documents, or (ix) to the extent related to any of the above, amend or add any defined term under the Revolver Documents.

                  "Real Property Collateral" shall have the meaning specified in the Bank Loan Agreement.

                  "Recent Appraised Value" means, with respect to any parcel of Real Estate Collateral, the fair market value of such parcel that would be obtainable upon a sale of such parcel in an arm's length transaction to a third party under usual and normal circumstances, with neither the buyer nor the seller under any compulsion to act, as determined and set forth in (a) the appraisals prepared by Cushman & Wakefield for the initial closing under the Bank Loan Agreement, or (b) a written appraisal performed by Cushman & Wakefield or another qualified independent appraiser reasonably acceptable to the Secured Parties within two (2) years prior to the relevant date of determination.

                  "Recovery" shall mean any amount received (other than distributions made (x) pursuant to Section 4.2 or (y) from the Noteholder Group Expense Fund (as defined in the Note Agreement)) by any Secured Party or any Agent at any time after the occurrence of a Priority Event (after payment of or deducting amounts to pay Collection Expenses) by way of (i) proceeds realized in connection with any sale or other disposition of any of the Shared Collateral (including any amount realized through the exercise of right of offset and any proceeds of insurance or title insurance or eminent domain, taking or similar proceedings), or (ii) any payment by any Obligor in respect of the Revolver Obligations, the Bank Term Obligations or the Senior Note Obligations.

                  "Remedies Notice" means a written notice that the parties described therein intend to commence the pursuit of remedies against some or all of the Shared Collateral.

                  "Required Bank Term Lenders" shall mean, at any time, Bank Term Lenders holding in the aggregate 51% or more of the outstanding principal amount of the Bank Term Notes.

                  "Required Institutional Investors" shall mean Institutional Investors holding in the aggregate 51% or more of the outstanding principal amount of the Institutional Investor Notes.

                  "Required Revolver Lenders" shall mean, at any time, Revolver Lenders holding in the aggregate 66 2/3% or more of the Revolving Commitment (as defined in the Bank Loan Agreement) or, if the Revolver Commitment has been terminated, 66-2/3% of the aggregate unpaid principal amount of all Revolver Usage (as defined in the Bank Loan Agreement); provided, that if there are only two (2) Revolving Lenders, then the reference to 66 2/3% shall be deemed to be a reference to 100%.

                  "Required Secured Parties" shall mean collectively the Required Revolver Lenders, the Required Bank Term Lenders and the Required Institutional Investors.

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                  "Revolver Documents" shall mean the Bank Loan Agreement, the
Revolver Notes, the Revolver Security Documents and any other Loan Document (as defined in the Bank Loan Agreement), in each case only to the extent the Bank Loan Agreement and such other Loan Document relates to the Revolving Credit.

                  "Revolver Obligations" shall mean (without duplication) the principal of and interest (including Post Petition Interest) on the Advances (as defined in the Bank Loan Agreement) outstanding under the Revolving Credit, the undrawn amount of any outstanding Letters of Credit issued under the Revolving Credit (expressly excluding any portion thereof which is secured by cash collateral at 105%), Bank Product Obligations (as defined in the Bank Loan Agreement) and all fees and other amounts (other than principal and interest) due to the Revolver Lenders or the Revolver Agent (but only in their respective capacities as Revolving Lenders or Revolver Agent, and not in their respective capacities as Bank Term Lenders or the Bank Term Agent) under the Bank Loan Agreement, the Revolver Notes and the Revolver Security Documents.

                  "Revolver Termination Date" means the date on which all of the obligations specified in the last sentence of Section 3.5 of the Bank Loan Agreement have been satisfied in respect of the Priority Revolver Obligations.

                  "Secured Obligations" shall mean the Revolver Obligations, the Bank Term Obligations and the Institutional Investor Obligations.

                  "Shared Collateral" shall mean all of the tangible and intangible property and assets of the Obligors which are covered by the mortgages, security interests, pledges and other Liens granted to or for the benefit of any of the Secured Parties pursuant to the Security Documents or otherwise as security for any or all of the Secured Obligations, including any additional properties or assets which may from time to time secure any or all of the Secured Obligations and including any bank deposits or similar obligations which are subject to set-off by any of the Secured Parties, but expressly excluding the Noteholder Group Expense Fund.

                  "Standstill Period" shall mean with respect to a Remedies Notice delivered by or on behalf of the Required Bank Term Lenders or the Required Institutional Investors, the period commencing on the date of delivery of such Remedies Notice and expiring on (x) if such Remedies Notice is based on an Event of Default resulting from the failure to make a required scheduled (but not accelerated) payment of principal in respect of the Bank Term Obligations or the Institutional Investor Obligations, the fifteenth day after delivery of such Remedies Notice, (y) if such Remedies Notice is based on an Event of Default resulting from the failure to make any other required scheduled (but not accelerated) payment in respect of the Bank Term Obligations or the Institutional Investor Obligations, the thirtieth day after delivery of such Remedies Notice and (z) if such Remedies Notice is based on any other Event of Default, the forty-fifth day after delivery of such Remedies Notice, provided that all Standstill Periods will expire on the commencement of an Insolvency Proceeding. For the avoidance of doubt, there shall be no Standstill Period with respect to a Remedies Notice delivered by the Revolver Agent.

                  "Unpermitted Overadvances" shall mean the amount of any Advances or other loans or extensions of credit (and interest with respect thereto) made under the Revolving Credit

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and the aggregate undrawn amount of any outstanding Letters of Credit issued, extended or renewed under the Revolving Credit that when made or issued extended or renewed, as applicable, based on the most recent borrowing base certificate delivered to the Agent, exceeded the lesser of: (i) $40,000,000 or (ii) the sum of the Borrowing Base and the Agent Advances and the Optional Overadvances permitted under Section 2.3 of the Bank Loan Agreement as in effect on the date hereof.

                  "Unreimbursed Expenses" shall mean at any date the aggregate amount of the out of pocket costs, fees and expenses (including, without limitation, reasonable fees and expenses of counsel, consultants, financial advisors, appraisers and the like) incurred through such date by the Bank Term Agent, the Bank Term Lenders, the Collateral Agent or the Institutional Investors, but only to the extent not theretofore paid or reimbursed by the Obligors or out of a Recovery.

         Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Bank Loan Agreement.

SECTION 3.  COLLATERAL; PRIORITY OF LIENS; EXERCISE OF REMEDIES

         Section 3.1. Priority of Liens; Shared Collateral. Notwithstanding anything to the contrary contained in the Revolver Documents, the Bank Term Documents or the Institutional Investor Documents, or the ordinary rules for determining priority as among the Secured Parties and the Agents under the Code or any other law governing priority of secured parties, pledgees or mortgagees, and regardless of the relative times or order of attachment or perfection or the time or order of filing or recording of financing statements, mortgages or other documents, or the giving or failure to give any notice of the acquisition or expected acquisition of purchase money security interests:

         (a) From and after the date hereof, all Shared Collateral shall be held to secure the Revolver Obligations on a first and senior basis (the "Senior Liens"). No Secured Party or Agent will in any proceeding, whether in connection with a Reorganization or otherwise, contest the superiority, priority, validity or enforceability of any Senior Lien.

         (b) From and after the date hereof, all Shared Collateral shall be held to secure the Bank Term Obligations (the "Junior Bank Liens") and the Institutional Investor Obligations (the "Junior Institutional Investor Liens") on a basis junior and subordinate to the Senior Liens (collectively, the "Junior Liens") but pari passu among such Junior Liens. Subject to section 3.1(a), no Secured Party or Agent will in any proceeding, whether in connection with a Reorganization or otherwise, contest the superiority, priority, validity or enforceability of any Junior Lien.

         Each Secured Party and each Agent acknowledges for all purposes of the Code (as defined in the Bank Loan Agreement) that any Shared Collateral (including, without limitation, any shares of capital stock or other equity interests pledged to any of the Agents or Secured Parties as security for any or all of the Secured Obligations) in which such Secured Party or Agent may from time to time hold a possessory security interest (collectively, the "Pledged Collateral") shall also be held on behalf of and as bailee for the other Agents and Secured Parties, and each Secured Party and Agent agrees, and the Obligors consent, that at such time as

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any of such Pledged Collateral is released from the Lien of such Secured Party or Agent thereon (other than in connection with the exercise of remedies during the continuance of an Event of Default), it shall be delivered to the other Secured Parties or Agents, or such Person as shall be designated by such other Secured Parties, to be held as security for the Secured Obligations. The Secured Parties agree that the original certificates or other documents or instruments evidencing the Pledged Collateral shall be delivered to the Revolver Agent and held by the Revolver Agent, on its own behalf and as bailee for the other Agents and the Secured Parties pursuant to this Agreement, provided that on the Revolver Termination Date, the Revolver Agent shall deliver the original certificates or other documents or instruments evidencing the Pledged Collateral to the Bank Term Agent to hold the same on its own behalf and as bailee for the Collateral Agent pursuant to this Agreement.

         Notwithstanding the foregoing Lien priorities, (i) each Recovery shall be distributed in accordance with Section 4.2 hereof and (ii) each of the parties hereto expressly reserves the right to assert that a Recovery has not been applied in accordance with Section 4.2 notwithstanding the prior provisions of this Section 3.1.

         Section 3.2. No Additional Collateral or Indebtedness. No Obligor shall grant, and no Secured Party or Agent shall demand, accept or receive from any Obligor or any other Person, any security, direct or indirect, for any Secured Obligations except pursuant to the Security Documents. If notwithstanding the foregoing, any Secured Party shall receive any such security, direct or indirect, such security shall be deemed Shared Collateral.

         Section 3.3. Exercise of Remedies. Notwithstanding any provision to the contrary in the Revolver Documents, the Bank Term Documents or the Institutional Investor Documents, the Secured Parties and the Agents agree with one another (but not with the Obligors) as follows:

         (a) Exercise of Remedies by Required Secured Parties. The Required Secured Parties shall have the right, at any time and from time to time during the continuance of an Event of Default, to proceed in concert to collect, realize upon or foreclose on, or pursue any other remedies available at law or under the Security Documents with respect to, the Shared Collateral or to direct their respective Agents to proceed to collect, realize upon or foreclose on, or pursue any other remedies available at law or under the Security Documents with respect to, the Shared Collateral. The Required Secured Parties shall have the right, subject to requirements of applicable law, to direct in concert the time, method and place of conducting any proceeding for the foreclosure, sale or other disposition of any of the Shared Collateral or for the appointment of a receiver for the owner of such Shared Collateral or all or any of its assets, and to determine the price and other terms and conditions of any such foreclosure, sale or other disposition of the Shared Collateral and to direct their respective Agents with respect to such matters. The rights set forth above shall not limit, in any way, the rights and obligations set forth in the remainder of this section 3.3 if the parties elect not to act in concert pursuant to this Section 3.3(a).

         (b) Delivery of Remedies Notice.

         (i) The Revolver Agent, acting alone or at the direction of the Required Revolver Lenders, shall have the right to deliver a Remedies Notice at any time that an Event of Default has occurred under the Bank Loan Agreement and continues under the Bank Loan Agreement.

A Remedies Notice delivered by the Required Revolver Lenders or the Revolver Agent shall be delivered by the Required Revolver Lenders or the Revolver Agent, as the case may be, to the Bank Term Agent, the Collateral Agent, the Notice Institutional Investor and the Administrative Borrower.

         (ii) The Required Bank Term Lenders shall have the right to deliver, or to direct the Bank Term Agent to deliver, a Remedies Notice at any time that that an Event of Default has occurred under the Bank Loan Agreement and continues under the Bank Loan Agreement. A Remedies Notice delivered by the Required Bank Term Lenders or the Bank Term Agent shall be delivered by the Required Bank Term Lenders or the Bank Term Agent, as the case may be, to the Revolver Agent, the Collateral Agent, the Notice Institutional Investor and the Administrative Borrower.

         (iii) The Required Institutional Investors shall have the right to deliver, or to direct the Collateral Agent to deliver, a Remedies Notice at any time that an Event of Default has occurred under the Note Agreement and continues under the Note Agreement. A Remedies Notice delivered by the Required Institutional Investors or the Collateral Agent shall be delivered by the Required Institutional Investors or the Collateral Agent, as the case may be, to the Revolver Agent, the Bank Term Agent and the Administrative Borrower.

         (iv) Any failure to provide any notice to the Administrative Borrower pursuant to this Section 3.3(b) shall not affect the validity or effectiveness of any Remedies Notice.

         (c) Exercise of Remedies after Delivery of Remedies Notice. From and after the date of delivery of a Remedies Notice in accordance with Section 3.3(b) and, with respect to clauses (c)(ii) and (c)(iii) below, the expiration of any Standstill Period with respect thereto:

         (i) the Required Revolver Lenders and/or the Revolver Agent shall have the right, subject to applicable law, (w) to proceed to collect, realize upon or foreclose any of the Revolver Liens on any of the Shared Collateral, (x) to pursue any other remedies with respect to the Revolver Liens or the Shared Collateral available at law or under the Revolver Security Documents, (y) to direct the time, method and place of conducting any proceeding by or at the direction of the Required Revolver Lenders and/or the Revolver Agent for the enforcement or foreclosure of, sale or other disposition of any of the Shared Collateral or for the appointment of a receiver for the owner of such Shared Collateral or all or any of its assets, and (z) to determine the price and other terms and conditions of any such foreclosure, sale or other disposition of the Shared Collateral by or at the direction of the Required Revolver Lenders and/or the Revolver Agent;

         (ii) subject to clause (d) below, the Required Bank Term Lenders and/or the Bank Term Agent (acting at the direction of the Required Bank Term Lenders) shall have the right, subject to applicable law, (w) to proceed to collect, realize upon or foreclose any of the Junior Bank Liens on any of the Shared Collateral, (x) to pursue any other remedies with respect to the Junior Bank Liens or the Shared Collateral available at law or under the Bank Term Security Documents, (y) to direct the time, method and place of conducting any proceeding by or at the direction of the Required Bank Term Lenders and/or the Bank Term Agent (acting at the direction of the Required Bank Term Lenders) for the enforcement or foreclosure of, sale or other disposition of any of the Shared Collateral or for the appointment of a receiver for the owner of such Shared Collateral or all or any of its assets, and (z) to determine the price and other terms and conditions of any such foreclosure, sale or other disposition of the Shared Collateral by or at the direction of the Required Bank Term Lenders and/or the Bank Term Agent (acting at the direction of the Required Bank Term Lenders); and

         (iii) subject to clause (d) below, the Required Institutional Investors and/or the Collateral Agent (acting at the direction of the Required Institutional Investors) shall have the right, subject to applicable law, (w) to proceed to collect, realize upon or foreclose any of the Junior Institutional Investor Liens on any of the Shared Collateral, (x) to pursue any other remedies with respect to the Junior Institutional Investor Liens or the Shared Collateral available at law or under the Institutional Investor Security Documents, (y) to direct the time, method and place of conducting any proceeding by or at the direction of the Required Institutional Investors and/or the Collateral Agent (acting at the direction of the Required Institutional Investors) for the enforcement or foreclosure of, sale or other disposition of any of the Shared Collateral or for the appointment of a receiver for the owner of such Shared Collateral or all or any of its assets, and (z) to determine the price and other terms and conditions of any such foreclosure, sale or other disposition of the Shared Collateral by or at the direction of the Required Institutional Investors and/or the Collateral Agent (acting at the direction of the Required Institutional Investors).

         (d) Exclusive Rights of Revolver Lenders to Dispose of Borrowing Base Collateral. During any period that an Event of Default has occurred and is continuing but only until the Revolver Termination Date (the "Revolver Control Period"), the Revolver Agent shall, subject to applicable law, have the exclusive right (w) to proceed to collect, realize upon or foreclose on any of the Borrowing Base Collateral, (x) to pursue any other remedies with respect to the Borrowing Base Collateral available at law or under the Revolver Security Documents, (y) to direct the time, method and place of conducting any proceeding for the enforcement or foreclosure of, sale or other disposition of any of the Borrowing Base Collateral, and (z) to determine the price and other terms and conditions of any such foreclosure, sale or other disposition of the Borrowing Base Collateral by or at the direction of the Revolver Agent. The Revolver Agent agrees that promptly following the delivery of a Remedies Notice, the Revolver Agent shall, to the extent permitted by applicable law, apply all cash and Cash Equivalents included in the Borrowing Base Collateral to cash collateralize at 105% any Letter of Credit Usage and Bank Products Obligations not already so cash collateralized and shall, to the extent permitted by applicable law, apply the balance of such cash and Cash Equivalents to pay the outstanding Priority Revolver Obligations (other than Letter of Credit Usage and Bank Products Obligations which have been cash collateralized). The Revolver Agent agrees that from and after the delivery of a Remedies Notice, the Revolver Agent shall commence and diligently and in good faith pursue Lien Enforcement Actions against the Borrowing Base Collateral (other than Cash Collateral) in a commercially reasonable manner designed to maximize the value to be obtained by realization upon the Borrowing Base Collateral.

         (e) Release of Liens in Borrowing Base Collateral. If during the Revolver Control Period the Revolver Agent releases or forecloses upon any Lien in any part of the Borrowing Base Collateral in connection with the sale, transfer or other disposition thereof or for application of the proceeds thereof to the Priority Revolver Obligations, the Junior Liens in such part of the Borrowing Base Collateral shall be simultaneously released, and the Bank Term Agent and the

Collateral Agent shall execute and deliver to the Revolver Agent such termination statements, releases and other documents as the Revolver Agent or the Obligors may request to confirm such release; provided that the Junior Liens shall, subject to all the provisions of this Agreement, continue in the proceeds of any such sale, transfer or other disposition of the Borrowing Base Collateral to the extent that such proceeds are not applied to the Priority Revolver Obligations in accordance with this Agreement.

         (f) Release of Liens in Real Property Collateral. If, during any period that an Event of Default has occurred and is continuing, but only until an Insolvency Proceeding involving an Obligor has commenced, any of the Revolver Agent, the Bank Term Agent or the Collateral Agent shall release or foreclose upon its Junior Liens or Senior Liens in any part of the Real Property Collateral in connection with the sale, transfer or other disposition thereof or for application of the proceeds thereof to the Secured Obligations in accordance with this Agreement, the Liens of the other Agents and Secured Parties, whether Junior Liens or Senior Liens, in such part of the Real Property Collateral shall be simultaneously released, and the other Agents shall execute and deliver to the releasing Agent such termination statements, releases and other documents as the releasing Agent or the Borrowers may request to confirm such release; provided, however, that the other Agents and Secured Parties shall only be required to release their Liens in such part of the Real Property Collateral if such sale, transfer or other disposition will result in cash proceeds of at least 80% of the Recent Appraised Value of such part of the Real Property Collateral; provided further that during the Revolving Control Period, no such release shall be permitted in any Inventory Location without the consent of the Revolver Agent, which consent shall not be unreasonably withheld if the Revolver Agent's full access to the inventory stored thereon is preserved pursuant to terms and conditions reasonably acceptable to it, which terms shall include, without limitation, the right to conduct a commercially reasonable public or private sale at the premises; and provided further that all such Liens shall, subject to all the provisions of this Agreement, continue in the proceeds of any such sale, transfer or other disposition of such part of the Real Property Collateral, which proceeds shall be applied in accordance with the priorities established under this Agreement.

         (g) No Other Required Releases. Other than as expressly provided in the preceding clauses (e) and (f) or as required under the Revolver Documents, the Bank Term Documents or the Institutional Investor Documents, as the case may be, no Secured Party and no Agent shall be required to release any Senior Lien or any Junior Lien.

         (h) Trademark and Tradename. Notwithstanding any other term or provision to the contrary herein, no sale of any Obligor's trademark or tradename shall be permitted by this Agreement unless the Revolver Agent has been provided a license agreement that permits it to sell all inventory branded with such trademark or tradename and comprising part of the Shared Collateral on terms and subject to conditions reasonably satisfactory to it.

         Section 3.4. Right to Accelerate and Demand Payment. Nothing contained in this Agreement shall be deemed to affect or impair (i) the right of any of the Revolver Lenders under the Bank Loan Agreement to accelerate the Revolver Obligations or demand payment of any of the Revolver Obligations when due, in each case without any requirement for consent under this Agreement, (ii) the right of any of the Bank Term Lenders under the Bank Loan Agreement to accelerate the Bank Term Obligations or demand payment of any of the Bank Term Obligations when due, in each case without any requirement for consent under this Agreement, or (iii) the right of any of the Institutional Investors under the Note Agreement to accelerate the Institutional Investor Obligations or demand payment of any of the Institutional Investor Obligations when due, in each case without any requirement for consent under this Agreement, provided that notice thereof shall be given to the Revolver Agent, the Bank Term Agent, the Collateral Agent, the Notice Institutional Investor and the Administrative Borrower, and no Secured Party or Agent will sell or otherwise liquidate or dispose of any Shared Collateral pursuant to any of the Security Documents or exercise any of the other rights of the Secured Parties or Agents as secured parties thereunder, including without limitation any statutory or other right of set-off against bank deposits or other Shared Collateral, except in accordance with Section 3.3 and the Security Documents.

         Section 3.5. Bankruptcy Waivers. Each Secured Party and Agent agrees that this Agreement shall be enforceable in any Insolvency Proceeding with respect to an Obligor or other proceeding with respect to an Obligor, and that in connection therewith it will not: (A) challenge the validity or priority of any Lien securing any of the Secured Obligations, provided such Lien is held in accordance with this Agreement and the payment and lien priorities set forth herein, (B) seek to avoid any Secured Obligation, any payment on any Secured Obligation, any Lien in the Shared Collateral securing any of the Secured Obligations, or any other transfer on account of any Secured Obligation, as a preference, fraudulent transfer or conveyance, or other similar action, (C) seek or obtain adequate protection pursuant to Sections 362, 363 or 364 of the Bankruptcy Code or otherwise (whether by way of replacement liens, administrative priority claims, or otherwise) in respect of any Shared Collateral that is in conflict with the payment or lien priorities set forth in this Agreement, such adequate protection to be deemed proceeds of the Shared Collateral and to be held and applied in accordance with the payment and lien priorities set forth herein, (D) without the consent of the Required Revolver Lenders, provide any debtor-in-possession or other post-petition financing pursuant to Section 364 of the Bankruptcy Code or otherwise, that purports to prime or be pari passu with the Priority Revolver Obligations or the Senior Liens securing the Priority Revolver Obligations, (E) object to any sale of any of the Borrowing Base Collateral to the extent such sale is otherwise expressly permitted by the terms of this Agreement, (F) seek equitable subordination of any of the Secured Obligations or the Liens securing any of the Secured Obligations, or (G) challenge the validity or enforceability of any term or provision of this Agreement.

         Section 3.6. Collateral Access Agreements. If the Revolver Agent shall exercise its rights under any Collateral Access Agreement during the Revolver Control Period, the Revolver Agent, at the request of the Bank Term Agent or the Collateral Agent, shall remove items of Collateral in addition to the Borrowing Base Collateral and any expense in so doing shall constitute a Collection Expense of the Revolver Agent. Following the end of the Revolving Control Period, the Bank Term Agent shall assume such obligations at the request of the Collateral Agent and any expenses thereof shall constitute a Collection Expense of the Bank Term Agent.

SECTION 4.  APPLICATION OF PROCEEDS

         Section 4.1. Application of Payments before Priority Event. Notwithstanding any provision to the contrary in the Revolver
Documents, the Bank Term Documents or the

Institutional Investor Documents, but without limitation upon the application of the payment provisions relating to the Revolver Obligations under the Bank Loan Agreement, the Secured Parties and the Agents hereby agree that all payments made before the occurrence of a Priority Event by the Obligors or out of the assets of the Obligors in respect of principal or interest in respect of the Bank Term Loans or the Institutional Investor Notes shall be applied pro rata between the Bank Term Loans and the Institutional Investor Notes, in proportion
(i) first to the accrued and unpaid interest then due in respect of the Bank Term Loans or the Institutional Investor Notes, until all such accrued and unpaid interest has been paid in full, and (ii) second to the respective outstanding principal balances of the Bank Term Loans and the Institutional Investor Notes, until the respective outstanding principal balances of the Bank Term Loans and the Institutional Investor Notes have been paid in full. In the event the Bank Term Agent, the Collateral Agent, any Bank Term Lender or any Institutional Investor shall receive, prior to the occurrence of a Priority Event, any payment in respect of the Bank Term Obligations or the Institutional Investor Obligations in excess of the amount to which such Person is entitled pursuant to this section 4.1, it shall, promptly after it acquires actual knowledge of such excess payment, pay over such excess to its Agent and its Agent shall promptly pay over such excess to the respective parties entitled thereto under this section.

         Section 4.2. Application of Recovery after Priority Event. Notwithstanding any provision to the contrary in the Revolver Documents, the Bank Term Documents or the Institutional Investor Documents, the Secured Parties and the Agents hereby agree as follows with respect to each Recovery received after the occurrence of a Priority Event:

         (a) Until the Revolver Termination Date, 100% of any Recovery (or such lesser amount as shall equal the amount of Priority Revolver Obligations then outstanding) shall be paid over by such Person as may receive or direct the application of such Recovery (including, without limitation, any Agent) to the Revolver Agent and applied by the Revolver Agent to the Priority Revolver Obligations then outstanding in the order of priority specified in the Bank Loan Agreement, including to cash collateralize all outstanding Letter of Credit Usage and Bank Products Obligations constituting Priority Revolver Obligations.

         (b) If there are no Priority Revolver Obligations then outstanding, or if the portion of the Recovery required to be paid over to the Revolver Agent pursuant to clause (a) has been paid over to the Revolver Agent, then 100% of any Recovery (less the portion, if any, required to have been paid over to the Revolver Agent) shall be paid over by such Person as may receive or direct the application of such Recovery (including, without limitation, any Agent) as follows:

                  (i) first to the payment of the Unreimbursed Expenses, pro rata between (x) the Unreimbursed Expenses of the Bank Term Agent and the Bank Term Lenders, on the one hand, and (y) the Unreimbursed Expenses of the Collateral Agent and the Institutional Investors, on the other hand, until the Unreimbursed Expenses have been paid in full in cash;

                  (ii) second, to the payment of the aggregate accrued and unpaid interest on the Bank Term Loans and the Institutional Investor Notes, such payment to be made pro rata between (i) the Bank Term Lenders, on the one hand, and (y) the Institutional Investors, on the other hand, in proportion to the amount of accrued and unpaid interest on the Bank Term Loans and the Institutional Investor Notes, until all accrued and unpaid interest on the Bank Term Loans and the Institutional Investor Notes has been paid in full in cash;

                  (iii) third, to the payment of the then outstanding aggregate principal balance of the Bank Term Loans and the Institutional Investor Notes (including any pay-in-kind portion of such principal balance), such payment to be made pro rata between (i) the Bank Term Lenders, on the one hand, and (y) the Institutional Investors, on the other hand, in proportion to the then outstanding principal balances of the Bank Term Loans and the Institutional Investor Notes, until the then outstanding principal balances of the Bank Term Loans and the Institutional Investor Notes have been paid in full in cash; and

                  (iv) fourth, to the payment of any other Bank Term Obligations and other Institutional Investor Obligations, such payment to be made pro rata between (i) the Bank Term Lenders, on the one hand, and (y) the Institutional Investors, on the other hand, in proportion to the respective amounts of other Bank Term Obligations and other Institutional Investor Obligations, until all Bank Term Obligations and Institutional Investor Obligations have been paid in full in cash.

                  (v) fifth, to the payment of all Advances, and cash collateralization of all Letters of Credit in the amount of 105% thereof, comprising the Unpermitted Overadvances.

         (c) In the event any Agent or Secured Party shall receive, after the occurrence of a Priority Event, any payment in respect of the Secured Obligations in excess of the amount to which such Secured Party is entitled pursuant to this section 4.2 or in the case of an Agent, to which such Agent and the Secured Parties represented by such Agent are entitled pursuant to this section 4.2, it shall, promptly after it acquires actual knowledge of such excess payment, pay over such excess to its Agent and such Agent shall promptly pay over such excess to the respective parties entitled thereto under this section.

         (d) After the Revolver Obligations, Bank Term Obligations, Institutional Investor Obligations and Unpermitted Overadvances have been paid in full in cash, the balance, if any, of any Recovery shall be paid over to the Obligors or as a court of competent jurisdiction shall otherwise direct.

         (e) Except as otherwise provided in this Agreement, all payments received by a Secured Party in respect of the Secured Obligations shall belong to such Secured Party as its own property, and except as provided in this Agreement, no Secured Party shall have any obligations to hold or remit any part of any such payment for the account or benefit of any other Secured Party.

         (f) Nothing contained herein shall prevent any Secured Party from reflecting the application of the proceeds of any Shared Collateral on its books and records in such manner as it shall determine in its sole discretion.

         (g) Notwithstanding anything to the contrary herein, the foregoing provisions of Section 4.2 shall not apply to payments from the Noteholder Group Expense Fund, which shall be used solely for payment of Noteholder Group Expenses (as defined in the Note Agreement).

SECTION 5.  AGREEMENT BINDING

         Section 5.1. Agreement Binding. The Obligors and each of the Secured Parties and Agents represents and warrants to each of the other parties hereto that this Agreement has been duly authorized, executed and delivered by such representing and warranting party and is the legal, valid, binding and enforceable obligation of such party, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and subject to general equitable principles, including without limitation the principle that equitable remedies, such as the remedy of specific performance, are subject to the discretion of the court.

         Section 5.2. Guaranty. No Secured Party or Agent as a result of the provisions of this Agreement shall be deemed to have, directly or indirectly, guarantied any debts, obligations or liabilities of any Obligor or any of their respective Affiliates.

         Section 5.3. No Partnership Created. Neither the execution of this Agreement, nor any action taken by any of the Secured Parties or Agents pursuant hereto is intended to be, nor shall it be construed to be, the formation of a partnership or joint venture among the Secured Parties and the Agents.

         Section 5.4 Limited Purpose of Agreement. The provisions of this Agreement shall have no effect upon the rights of any Secured Party or Agent against any Obligor. None of the Obligors or any of their respective Affiliates shall be entitled for any purpose or under any circumstances to rely upon the failure of the Secured Parties or the Agents, or any of them, to comply with the terms hereof. Nothing herein contained shall be deemed to authorize any Obligor or any of their respective Affiliates to take any action not permitted under any other documents to which any of them is a party.

SECTION 6.  AMENDMENTS

         Section 6.1. Amendments and Waivers of this Agreement . This Agreement may be amended, supplemented, restated or modified only with the written consent of the Required Secured Parties and each of the Agents, provided that no amendment of any provision of Section 4 (or of any of the defined terms used therein) shall be effective without the written consent of each of the Secured Parties and each of the Agents. No waiver of any provision of this Agreement shall be effective unless consented to in writing by the party against which such waiver is to be effective.

         Section 6.2. Amendment and Waivers of Other Agreements. The Secured Parties, the Agents and the Lenders agree that:

         (a) the respective parties to the Revolver Documents (other than this Agreement) shall not effect, enter into or agree to any Prohibited Revolver Amendment, except with the prior written consent of the Required Institutional Investors and the Required Bank Term Lenders (as well as such other approvals and consents as may be required under the Bank Loan Agreement);

         (b) the respective parties to the Bank Term Documents (other than this Agreement, the Warrant Agreement and Warrants (each as defined in the Bank Loan Agreement)) shall not effect, enter into or agree to any Prohibited Bank Term Loan Amendment, except with the prior written consent of the Required Institutional Investors and the Required Revolver Lenders (as well as such other approvals and consents as may be required under the Bank Loan Agreement); and

         (c) the respective parties to the Institutional Investor Documents (other than this Agreement, the Warrant Agreement and Warrants) shall not effect, enter into or agree to any Prohibited Institutional Investor Amendment, except with the prior written consent of the Required Revolver Lenders and the Required Bank Term Lenders (as well as such other approvals and consents as may be required under the Note Agreement).

         Any purported amendment, modification or waiver of any of the Revolver Documents, the Bank Term Documents or the Institutional Investor Documents that would be in conflict with this Section 6.2 shall be invalid, of no force and effect, and shall be deemed a breach of this Agreement by the parties purporting to effect such amendment, modification or waiver.

         Nothing contained herein shall be deemed to preclude any Secured Party or Agent from exercising its right to grant waivers of Defaults or Events of Default under the Revolver Documents, the Bank Term Documents or the Institutional Investor Documents, as applicable, so long as the conditions or other terms of such waiver do not constitute a Prohibited Revolver Amendment, Prohibited Bank Term Loan Amendment or Prohibited Institutional Investor Amendment.

SECTION 7.  MISCELLANEOUS

         Section 7.1. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any of the Revolver Documents, the Bank Term Documents or the Institutional Investor Documents, the provisions of this Agreement shall prevail.

         Section 7.2. Notices and Information. All notices and other communications hereunder shall be in writing and shall be personally delivered, delivered by overnight courier or sent by telecopier, to the respective parties hereto at their respective addresses set forth in Schedule I attached hereto, or to such other address for a party as such party shall specify in writing to the other parties to this Agreement. Notices and other communications shall be deemed delivered to a party when delivered by one of the above specified methods to the indicated location(s) of such party and receipt of a counter signature acknowledging receipt by an individual at such location.

         Section 7.3. Transfer of Obligations; Parties in Interest. In the event of any transfer by a Secured Party or Agent of any of the Secured Obligations, such transfer shall be made expressly subject to the terms of this Agreement which shall be binding on the transferee to the same extent as its transferor. All of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon and enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Secured Obligations.

         Section 7.4. Governing Law; Jurisdiction; Waiver of Jury Trial. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH

RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS (WITHOUT GIVING EFFECT TO CONFLICT OR CHOICE OF LAW PRINCIPLES).

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS, PROVIDED, HOWEVER, THAT ANY ACTION OR PROCEEDING SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE OPTION OF THE AGENT OR SECURED PARTY BRINGING SUCH ACTION OR COMMENCING SUCH PROCEEDING, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PARTY ELECTS TO BRING SUCH ACTION OR COMMENCE SUCH PROCEEDING WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7.4.

EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER AND SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         Section 7.5. Miscellaneous. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement (together with the Revolver Documents, the Bank Term Documents and the Institutional Investor Documents) embodies the entire agreement and understanding among the Secured Parties, the Agent and the Obligors relating to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision in this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable, whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the parties hereto or thereto, as the case may be, on separate counterparts but all such counterparts shall together constitute but one and the same instrument.

         Section 7.6. No Third Parties Benefited. This Agreement is solely for the benefit of the Secured Parties and the Agents and their respective successors and permitted assigns, and no Person, including any Obligor shall have any right, benefit, priority or interest under, or because of the existence of this Agreement.

         Section 7.7. Revival and Reinstatement of Obligations. If the incurrence or payment of any of the Secured Obligations by any Obligor or the transfer to any Agent or Secured Party of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if any of the Secured Parties or Agents is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that such Secured Party or Agent is required or elects to repay or restore, the rights and obligations of each Obligor, Secured Party and Agent automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made, and the parties shall reallocate among them pursuant to Section 4.2(c) funds previously received from and after the date of receipt of the Voidable Transfer.

                    [SIGNATURE PAGES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument as of the date first above written.

                                     AGENTS:

                                     BANK ONE, NA, as Revolver Agent

                                     By:________________________________________

                                     Name:
                                     Title:

                                     BANK ONE, NA, as Bank Term Agent

                                     By:________________________________________

                                     Name:
                                     Title:

                                     U.S. BANK NATIONAL ASSOCIATION,
                                     as Collateral Agent

                                     By:________________________________________

                                     Name:
                                     Title:

                                     REVOLVER LENDERS:

                                     BANK ONE, NA, as Revolver Lender

                                     By:________________________________________

                                     Name:
                                     Title:

                                     BANK TERM LENDERS:

                                     CREDIT SUISSE FIRST BOSTON, as
                                     Bank Term Lender

                                     By:________________________________________

                                     Name:
                                     Title:

                                     ABN AMRO BANK N.V., as Bank Term
                                     Lender

                                     By:________________________________________

                                     Name:
                                     Title:

                                     BNP PARIBAS, as Bank Term Lender

                                     By:________________________________________

                                     Name:
                                     Title:

                                     By:________________________________________

                                     Name:
                                     Title:

                                     MIZUHO CORPORATE BANK, LTD., as
                                     Bank Term Lender

                                     By:________________________________________

                                     Name:
                                     Title:

                                     THE NORTHERN TRUST COMPANY, as
                                     Bank Term Lender

                                     By:________________________________________

                                     Name:
                                     Title:

                                     U.S. BANK NATIONAL ASSOCIATION,
                                     as Bank Term Lender

                                     By:________________________________________

                                     Name:
                                     Title:

                                     INSTITUTIONAL INVESTORS:

                                     CONNECTICUT GENERAL LIFE
                                       INSURANCE COMPANY
                                     By CIGNA Investments, Inc.

                                     By:________________________________________

                                     Name:
                                     Title:

                                     CONNECTICUT GENERAL LIFE
                                       INSURANCE COMPANY ON
                                       BEHALF OF ONE OR MORE
                                       SEPARATE ACCOUNTS
                                     By CIGNA Investments, Inc.

                                     By:________________________________________

                                     Name:
                                     Title:

                                     CANADA LIFE INSURANCE COMPANY
                                       OF AMERICA


                                     By:________________________________________

                                     Name:
                                     Title:

                                     CANADA LIFE INSURANCE COMPANY
                                       OF NEW YORK


                                     By:________________________________________

                                     Name:
                                     Title:

                                     SOUTHERN FARM BUREAU LIFE
                                       INSURANCE COMPANY


                                     By:________________________________________

                                     Name:
                                     Title:

                                     AMERICAN GENERAL LIFE
                                       INSURANCE COMPANY
                                     THE UNITED STATES LIFE
                                       INSURANCE COMPANY IN THE
                                       CITY OF NEW YORK
                                     By AIG Global Investment Corp.,
                                       investment adviser

                                     By:________________________________________

                                     Name:
                                     Title:

                                     THE TRAVELERS INSURANCE
                                       COMPANY


                                     By:________________________________________

                                     Name:
                                     Title:

                                     FIRST TRENTON INDEMNITY
                                       COMPANY


                                     By:________________________________________

                                     Name:
                                     Title:

                                                                      Schedule I

                               Address for Notices

                                                                     Schedule II

                           Acknowledgement and Consent

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Intercreditor Agreement consents to and agrees to be bound by the terms and provisions thereof (as in effect on the date hereof and as amended, supplemented or modified (with the consent of the Administrative Borrower prior to the occurrence of an Event of Default)), and agrees not to take any action contrary thereto. Each of the undersigned further acknowledges and agrees that the Intercreditor Agreement is solely for the benefit of the Secured Parties and the Agents, and their respective successors assigns, and none of the undersigned shall have any right, benefit, priority or interest under, or because of the existence of, the Intercreditor Agreement.

                                     BORROWERS:

                                     MIDAS INTERNATIONAL
                                     CORPORATION,
                                     a Delaware corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     PARTS WAREHOUSE, INC.,
                                     a Delaware corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     DEALERS WHOLESALE, INC.,
                                     a Delaware corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     INTERNATIONAL PARTS
                                     CORPORATION,
                                     a Delaware corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     MUFFLER CORPORATION OF
                                     AMERICA,
                                     a Illinois corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     HUTH, INC.,
                                     a Delaware corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     MIDAS PROPERTIES, INC.,
                                     a New York corporation

                                     By:________________________________________

                                     Name:

                                     Title:

                                     MIDAS REALTY CORPORATION,
                                     a Delaware corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     COSMIC HOLDINGS LLC,
                                     a Delaware limited liability company

                                     By:________________________________________

                                     Name:
                                     Title:

                                     COSMIC HOLDINGS CORPORATION,
                                     a Delaware corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     GUARANTORS:

                                     MIDAS, INC.,
                                     a Delaware corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     PROGRESSIVE AUTOMOTIVE
                                     SYSTEMS, INC.,
                                     a Delaware corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     MIDAS ILLINOIS INC.,
                                     a Illinois corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     MIDAS INTERNATIONAL
                                     CORPORATION,
                                     a Wyoming corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     MIDAS CANADA HOLDINGS LIMITED,
                                     an Ontario corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     MIDAS CANADA INC.,
                                     an Ontario corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     MIDAS REALTY CORPORATION OF
                                     CANADA INC.,
                                     an Ontario corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     APWI CANADA, INC.,
                                     a Canada corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     MIDAS AUTOMOTIVE HOLDINGS, B.V.,
                                     a Netherlands corporation

                                     By:________________________________________

                                     Name:
                                     Title:

                                     MIDAS AUTOMOTIVE INTERNATIONAL,
                                       B.V.,
                                     a Netherlands corporation

                                     By:________________________________________

                                     Name:
                                     Title: